UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York 10018
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NYT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On May 9, 2023, the Board of Directors of The New York Times Company (the “Company”) appointed William Bardeen as Executive Vice President and Chief Financial Officer, effective July 1, 2023. As Chief Financial Officer, Mr. Bardeen will serve as the Company’s principal financial officer. Mr. Bardeen, 48, is currently the Company’s Senior Vice President and Chief Strategy Officer, a position he has held since November 2018. He previously served as Senior Vice President, Strategy and Development from 2013 to 2018 and in various other roles with the Company since he joined in 2004. Mr. Bardeen will succeed Roland A. Caputo, who announced his planned retirement in December 2022. Mr. Caputo will remain with the Company through September 30, 2023, in the role of Special Advisor to the CEO to assist in the transition of responsibilities.

A copy of the Company’s press release dated May 10, 2023, announcing Mr. Bardeen’s appointment, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(e) In light of his increased duties and responsibilities as Executive Vice President and Chief Financial Officer, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved increases in Mr. Bardeen’s compensation. The Committee set Mr. Bardeen’s annual base salary at $450,000, effective July 1, 2023, and set his targeted 2023 annual incentive compensation at 100% of base salary and the total targeted value of his 2023-2025 long-term incentive compensation award at $1,000,000, in each case, prorated from July 1, 2023. The incremental 2023 annual incentive compensation and 2023-2025 long-term incentive compensation awarded to Mr. Bardeen are on the same terms as those granted to Company executives in February 2023, including Mr. Bardeen, as part of the Company’s annual incentive grants. The 2023-2025 long-term incentive compensation consists of performance shares with a grant date fair market value equal to 80% of the total targeted value and restricted stock units with a grant date fair market value equal to 20% of the total targeted value.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 99.1	The New York Times Company Press Release, dated May 10, 2023

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: May 10, 2023	By:	/s/ Diane Brayton
Diane Brayton
Executive Vice President and General Counsel